Lincoln National
Variable Annuity Fund A
Group variable annuity contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
PO Box 2340
Fort Wayne, Indiana 46802
Telephone: 1-800-454-6265
www.LincolnLife.com

This Prospectus describes a group variable annuity contract issued by The Lin-coln National Life Insurance Company (Lincoln Life) for use with certain qual-ified and non-qualified retirement plans. The contractowner does not pay fed-eral income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that the contractowner cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If the contractowner or annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit.

Additional purchase payments may be made to periodic payment contracts and must be at least $25 per payment, and total $600 annually.

The contractowner chooses whether the contract value accumulates on a variable or a fixed (guaranteed) basis or both. If the contractowner puts all purchase payments into the fixed account, we guarantee the principal and a minimum in-terest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lin-coln National Variable Annuity Fund A (the fund), a segregated investment ac-count of Lincoln Life. The main investment objective of the fund is the long-term growth of capital in relation to the changing value of the dollar. A sec-ondary investment objective is the production of current income. The fund seeks to accomplish these objectives by investing in equity securities, pri-marily common stocks.

The contractowner takes all the investment risk on the contract value and the retirement income derived from purchase payments into the fund. If the fund makes money, the contract value goes up; if the fund loses money, the contract value goes down. How much the contract value goes up or down depends on the performance of the fund. We do not guarantee how the fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees any investment in the contract.

This Prospectus gives information about the contracts that one should know be-fore deciding to buy a contract and make purchase payments. This Prospectus should be kept for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) dated May 1, 2001 about the con-tracts has more information about the contracts, and its terms are made part of this Prospectus. For a free copy, write: Annuities Customer Service, The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-454-6265. The SAI and other information about Lincoln Life and the fund are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2001

Table of contents

                                              Page
--------------------------------------------------
Special terms                                   2
--------------------------------------------------
Expense tables                                  3
--------------------------------------------------
Summary                                         4
--------------------------------------------------
Condensed financial information for the fund    5
--------------------------------------------------
Investment results                              6
--------------------------------------------------
Financial statements                            6
--------------------------------------------------
Lincoln National Life Insurance Co.             6
--------------------------------------------------
Fixed side of the contract                      6
--------------------------------------------------
Fund A                                          6
--------------------------------------------------
Charges and other deductions                    7
--------------------------------------------------
The contracts                                   8
--------------------------------------------------

                                                          Page
--------------------------------------------------------------
Annuity payout options                                     11
--------------------------------------------------------------
More information about the fund                            13
--------------------------------------------------------------
Federal tax matters                                        14
--------------------------------------------------------------
Voting rights                                              18
--------------------------------------------------------------
Distribution of the contracts                              18
--------------------------------------------------------------
State regulation                                           18
--------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program   18
--------------------------------------------------------------
Records and reports                                        19
--------------------------------------------------------------
Other information                                          19
--------------------------------------------------------------
Table of Contents for SAI                                  19
--------------------------------------------------------------

Special terms

(Throughout this Prospectus, we have italicized the special terms.)

Accumulation unit -- A measure used to calculate contract value for the vari-able side of the contract before the commencement annuity date.

Annuitant -- The person on whose life the annuity benefit payments are based and made to after the annuity commencement date.

Annuity Commencement Date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity ben-efits under the annuity payout option you select.

Annuity unit -- A measure used to calculate the amount of annuity payouts after the annuity commencement date.

Beneficiary -- The person the contractowner chooses to receive the death bene-fit that is paid if the contractowner or annuitant dies before the annuity com-mencement date.

Contractowner -- An employer, or a trustee of a trust, or a custodian, (1) of a qualified pension or profit-sharing plan or (2) of an Individual Retirement An-nuity (under Sections 401(a) and 408 of the Internal Revenue Code, or "tax code"), or (3) where a contract is issued in connection with a deferred compen-sation plan (under Section 457 of the tax code).

Contract value -- At a given time, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit -- The amount payable to the designated beneficiary if the contractowner or annuitant dies before the annuity commencement date.

Lincoln Life (the Company, we, us, our) -- The Lincoln National Life Insurance Company.

Purchase payments -- Amounts paid into the contract.

Participant -- The individual participating in the qualified pension or profit-sharing plan, deferred compensation plan, tax deferred annuity, or tax shel-tered annuity.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trad-ing.

Valuation period -- The period starting at the close of trading (normally, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:
(as a percentage of purchase payments unless otherwise indicated)

                                             Single    Periodic
                                             Premium   Premium
                                             (SP)      (PP)
   Sales load on purchase payments           2% + $50   4.25%
   Administrative expenses                        $65   1.00%
   Minimum death benefit rider (if elected)       .75%   .75%

We may waive or reduce these charges in certain situations. See Charges and other deductions. For existing holders of periodic payment contracts, we may increase the combined sales and administrative expense charges above 5.25% for any year's payment that is more than twice the original year's payment.

Fund A annual expenses (as a percentage of average net assets)

   Management fees                                      0.32%
   Mortality and expense risk charge                    1.00%
                                                        -----
     Total Annual Expenses                              1.32%

Examples
(expenses of the contract and the fund)

                                      1 Year    3 Years   5 Years  10 Years
                                     S.P. P.P. S.P. P.P. S.P. P.P. S.P. P.P.
----------------------------------------------------------------------------
The Contractowner would pay the
following expenses
on a $1,000 investment, assuming 5%
annual
return on assets:                    $154  $73 $179  $99 $205 $128 $279 $210

We provide this table and these examples to help the contractowner and partici-pant understand the direct and indirect costs and expenses of the contract and the fund. The examples assume that the minimum death benefit is in effect. Without this benefit, expenses would be lower.

For more information, see Charges and other deductions in this Prospectus. Pre-mium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is a group annuity contract between the contractowner and Lincoln Life, and is one of two types: an immediate annuity or a deferred annuity. Immediate annuities only may be purchased with a single payment, deferred annuities may be purchased with a single payment or periodic payments. It may provide for a fixed annuity and/or a variable annuity. The contracts are no longer being sold to new contractowners. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

What is the fund? It is a separate account we established under Indiana insur-ance law, and registered with the SEC as a management investment company. Fund assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Fund A.

Who invests the money? The investment adviser for the fund is Lincoln Life. The sub-adviser for the fund is Vantage Investment Advisers (VIA). See Fund A -- Investment adviser.

How is the money invested? The principal investment objective of the fund is the long-term growth of capital in relation to the changing value of the dol-lar. A secondary investment objective is the production of current income. See Fund A -- Investment advisor.

How does the contract work? A contractowner purchases accumulation units with purchase payments during the accumulation phase. If the contractowner decides to purchase annuity payouts, the accumulation units are converted to annuity units. The amount of an annuity payout will be based on the number of annuity units received and the value of each annuity unit on payout days. See The con-tracts.

What charges are there under the contract? We deduct sales load from each pur-chase payment (2% +$50 from a single payment, 4.25% from each periodic pay-ment), along with an administrative expense ($65 from a single payment, 1.00% from each periodic premium), and if the contractowner elects the minimum death benefit, an additional charge of 0.75% from each purchase payment. We may re-duce or waive these charges in certain situations. See Charges and other de-ductions.

We also will deduct any applicable premium tax from purchase payments.

The fund pays to us a management fee equal to an annual rate of 0.323%, and a mortality and expense risk charge equal to 1.00%, of the average daily net as-set value of the fund. See Fund A -- Investment management.

For information about the compensation we pay in connection with premium pay-ments under the contracts, see The contracts--Commissions.
What purchase payments must be made, and how often? Subject to the minimum payment amounts, the payments are completely flexible. See The contracts --Pe-riodic purchase payments.

How will the annuity payouts be calculated? If the contractowner decides to purchase annuity benefits, the contractowner may select an annuity option and start receiving annuity payouts from the contract on a fixed basis, a variable basis, or a combination of both. See Annuity payouts -- Annuity payout op-tions. Remember that participants in the fund benefit from any gain, and take a risk of any loss, in the value of the securities in the fund's portfolio.

What happens if an annuitant dies before annuitization? If the contractowner elects the minimum death benefit, and the annuitant is age 64 or younger at the time of death, the beneficiary will receive the greater of purchase pay-ments (less rider premiums and withdrawals) or contract value. If the contractowner does not elect the minimum death benefit, or the annuitant is 65 or older at the time of death, the beneficiary will receive contract value. The beneficiary has options as to how the death benefit is paid. See The con-tracts -- Death benefit before the annuity commencement date.

May contract value be transferred between the variable and fixed sides of the contract? Yes, with certain limits. See The contracts -- Transfer from the fund on or before the annuity commencement date, and The contracts -- Transfer after the annuity commencement date.

May the contractowner surrender the contract or make a withdrawal? Yes, sub-ject to contract requirements and to the restrictions of any qualified retire-ment plan for which the contract was purchased. See The contracts -- Surren-ders and withdrawals. A portion of surrender/withdrawal proceeds may be tax-able. In addition, if a distribution is made to a participant before the par-ticipant reaches age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters--Federal income tax withholding.

Condensed financial information for the fund

(For an accumulation unit outstanding throughout the year)

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the fund for periods ending December 31 is derived from the fund's financial statements which have been audited by Ernst & Young LLP, independent auditors. It should be read along with the fund's financial state-ments, notes and report of independent auditors which are included in the SAI.

                         2000      1999     1998     1997     1996     1995    1994    1993    1992    1991
--------------------------------------------------------------------------------------------------------------
Investment income        $  .265   $  .283  $  .301  $  .286  $  .267  $ .251  $ .217  $ .204  $ .206  $ .181
Expenses                    .275      .256     .217     .178     .139    .114    .095    .090    .083    .076
                         -------   -------  -------  -------  -------  ------  ------  ------  ------  ------
Net investment income      (.010)     .027     .084     .108     .128    .137    .122    .114    .123    .105
Net realized and
 unrealized gain (loss)
 on investments           (2.454)    3.106    3.028    3.755    1.735   2.539   (.040)   .522   (.099)  1.402
                         -------   -------  -------  -------  -------  ------  ------  ------  ------  ------
Net increase (decrease)
 in accumulation unit
 value                    (2.464)    3.133    3.112    3.863    1.863   2.676    .082    .636    .024   1.507
Accumulation unit value
 at beginning of year     21.845    18.712   15.600   11.737    9.874   7.198   7.116   6.480   6.456   4.949
                         -------   -------  -------  -------  -------  ------  ------  ------  ------  ------
ACCUMULATION UNIT VALUE
 AT END OF YEAR          $19.381   $21.845  $18.712  $15.600  $11.737  $9.874  $7.198  $7.116  $6.480  $6.456
                         =======   =======  =======  =======  =======  ======  ======  ======  ======  ======
RATIOS
Ratio of expenses to
 average net assets         1.28%     1.28%    1.28%    1.27%    1.28%   1.28%   1.27%   1.27%   1.27%   1.27%
Ratio of net investment
 income to average net
 assets                     (.05)%     .14%     .49%     .77%    1.17%   1.65%   1.75%   1.72%   2.01%   1.85%
Portfolio turnover rate    66.67%    21.46%   31.10%   32.56%   49.94%  48.95%  64.09%  49.90%  70.97%  36.99%
Number of accumulation
 units outstanding at
 end of year (expressed
 in thousands)             5,787     6,366    7,176    7,723    8,462   9,569   9,908  11,538  12,742  14,185

Investment Results

At times, the fund may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in the changes in unit value. See the SAI for further in-formation. Performance is based on past performance and does not indicate or represent future performance.

Financial statements

The financial statements for the fund and the statutory-basis financial state-ments for Lincoln Life are located in the SAI. For a free copy of the SAI, call 1-800-454-6265.

Lincoln National Life Insurance Co.

Lincoln Life, organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annu-ities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Fixed side of the contract

Net purchase payments (Gross Purchase Payments minus sales and administrative expenses.) allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the fund. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as securities under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the Investment Company Act of 1940. Accordingly, neither the gen-eral account nor any interests in it are regulated under the Securities Act or the Investment Company Act. Lincoln Life has been advised that the staff of the SEC has not reviewed the disclosures included in this Prospectus which re-late to our general account and to the fixed account under the contract. Cer-tain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus may apply to these disclo-sures, however. This Prospectus serves as a disclosure document only for as-pects of the contract involving the fund, and therefore contains only selected information regarding the fixed side of the contract. Complete details regard-ing the fixed side of the contract are in the contract.

The contract specifies that net purchase payments allocated to the fixed side of the contract will be credited with a minimum interest rate of at least 3.5%. A net purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt of that purchase payment if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.5% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.5% WILL BE DECLARED.

Fund A

On September 16, 1966, we established the fund as a segregated investment ac-count under Indiana Law. It is registered with the SEC as an open-end, diver-sified management investment company under the provisions of the Investment Company Act. Diversified means not owning too great a percentage of the secu-rities of any one company. The fund is a segregated investment account, mean-ing that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the fund are, in accordance with the applica-ble contracts, credited to or charged against the fund. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The obligations arising under the contract are obligations of Lincoln Life. The fund satisfies the definition of separate account under the federal secu-rities laws. We do not guarantee the investment performance of the fund. Any investment gain or loss depends on the investment performance of the fund. The contractowner assumes the full investment risk for all amounts placed in the fund.

The fund is used to support annuity contracts offered by Lincoln Life other than the contracts described in this prospectus. The other annuity contracts may have different charges that could affect performance.

Investment adviser
We are the investment adviser for the fund. We have been registered under the Investment Advisers Act of 1940 since 1967. For more information about us, see Lincoln National Life Insurance Co., above; and Management, in the SAI.

The current board of managers for the fund was elected by the contractowners (See Voting rights.) A majority of these managers are not otherwise interested persons of Lincoln Life as the term "interested persons" is defined in the In-vestment Company Act. The Board is responsible for authorizing investment pro-grams for the fund, for recommending any appropriate changes to those objec-tives and policies, and for contracting for certain services necessary to the operation of the fund.

In performing investment management services, we provide the board of managers with an investment program for its approval. Once the investment program is approved, we execute the program by placing orders for the purchase or sale of the assets of the fund. We also provide overall management of the fund's business affairs, subject to the authority of the board of managers.

A sub-advisory agreement is in effect between Lincoln Life and Vantage Invest-ment Advisers ("VIA"), a series of Delaware Management Business Trust (DMBT), 2005 Market Street, Philadelphia, PA 19103, a Delaware corporation that is registered with the SEC as an investment adviser. DMBT is a wholly owned indi-rect subsidiary of Lincoln National Investments, Inc. and ultimately of Lin-coln National Corporation. Under it, VIA may perform substantially all of the investment advisory services required by the fund. However, we remain primar-ily responsible for investment decisions affecting the fund, and no additional compensation from the assets of the fund is assessed as a result of this agreement.

Investment objective and policies
The primary investment objective of the fund is long-term growth of capital in relation to the changing value of the dollar. We will make investments with the objective of providing annuity payments which reflect changes in the value of the dollar over the long term. A secondary investment objective is the pro-duction of current income. Generally, we will reinvest income and realized capital gains.

We usually will invest the fund's assets in a portfolio of equity securities, mainly common stocks, diversified over industries and companies. Diversifica-tion means that we will keep the investments spread out over different indus-tries, and different companies within each industry. We will not concentrate any more than 25% of the fund's assets in any one industry. Diversification, however, does not eliminate the risks inherent in the making of equity invest-ments. These investment objectives and policies are "fundamental." That is, they may not be changed without approval by a majority of contractowners.

Risks
Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the prices of securities have declined while the cost of living was rising.

The value of the investments held in the fund fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in such investments necessary to meet changes in economic conditions.

We will not invest more than 10% of the fund's assets in securities which are privately placed with financial institutions (and cannot be sold to the public without registering with the SEC) ("restricted securities"). We limit invest-ment in restricted securities because the fund may not be able to sell them quickly at a reasonable price.

Other information
For providing investment services to the fund, we make deductions aggregating
 .323% annually of the average daily value of the fund. The fund paid invest-ment advisory fees of $452,720 in 2000, $467,451 in 1999, and $441,232 in
1998.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts. Our administrative costs in-clude: salaries, rent, postage, telephone, travel, legal, actuarial and ac-counting fees, office equipment, and stationery. The risks we assume include: the risk that annuitants receiving annuity payouts under a contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the minimum death benefit option (see below) will exceed the actual contract value; the risk that more owners than expected will qual-ify for reduced sales or administrative charges; and the risk that our costs in providing the services will exceed our revenues from contract charges. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits for which the charge is made. For example, the sales expense charge may not fully cover all of the sales and distribution expenses actually incurred by us.

Deductions from purchase payments
Under periodic payment contracts, we deduct 4.25% for sales expenses and 1% for administrative expenses from each purchase payment when it is received. We may deduct a higher combined sales and administrative expense charge from any year's payment that is more than twice the original year's payment. Under single payment contracts, we de-duct 2% plus $50 from the single purchase payment for sales expense and $65 for administrative expenses. Deductions for sales and admin- istrative ex-penses made from purchase payments applied to the fixed side of the contract are the same as those made from purchase payments applied to the fund.

If the contractowner elected the minimum death benefit, we make an additional deduction of .75% from each purchase payment. We expect to make a profit from the sale of this death benefit.

We will deduct from purchase payments any premium tax or other tax levied by any governmental entity with regard to the contracts of the fund. The applica-ble premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by adminis-trative interpretation or by judicial action. These premium taxes generally depend upon the law of the contractowner's state of residence. The tax ranges from 0. to 5.0%.

Deductions from average daily value of the fund
We assume the risk that annuitants as a class may live longer than expected (mortality risk) and that expenses may be higher than the deductions for such expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions are higher than expenses, the excess will be a profit to us.

In return for the assumption of these risks, daily deductions aggregating 1.002% annually of the average daily value of the fund are made consisting of
 .9% for mortality risk and .102% for expense risk.

We also deduct a management fee for investment advisory services equal to 0.323% annually of the average daily value of the fund. See Fund A -- Other information.

We may modify the amount of deductions and annuity rates. See The contracts. However, we may increase deductions for investment advisory services only af-ter approval by a vote of the majority of contractowners, as defined in the Investment Company Act.

Additional information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower dis-tribution and administrative expenses may be the result of economies associ-ated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to de-posits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of sales and admin-istrative charges applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
We no longer offer contracts for sale. However, existing contractowners can make periodic purchase payments under the periodic purchase payment contracts.

Two types of group variable annuity contracts are described in this Prospec-tus:

1. Regular group variable annuity contracts, under which we allocate payments to the accounts of individual participants. Each participant under the reg-ular group variable annuity contract receives a certificate which summa-rizes the provisions of the group contract and is proof of participation.

2. Group variable annuity deposit administration contracts, designed for use with defined benefit pension plans and defined benefit H.R.-10 plans.

Periodic purchase payments
Periodic purchase payments are payable to us at a frequency and in an amount the contractowner selected in the application. Additional purchase payments must be for at least $25 per payment, and total at least $600 annually. If the contractowner stops making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the contractowner's state's non-forfeiture law for deferred annuities.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trad-ing (normally, 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the fund or into the fixed account, accord-ing to the contractowner's instructions. Under the regular group variable an-nuity contract, net purchase payments, allocated to the fund are converted into accumulation units and are credited to the account of each participant. Under the group variable annuity deposit administration contract, net purchase payments are converted into accumulation units and credited to the account of the contractowner. The number of accumulation units credited is determined by dividing the net purchase payment by the value of an accumulation unit on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units deter-mined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the fund's investments perform, but also upon the expenses of the fund.

Valuation of accumulation units
Purchase payments allocated to the fund are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the fund. The accumulation unit value for the fund was established on March 1, 1967, at $1. It may increase or decrease from valuation period to valuation period. We determine the value of an accumulation unit on the last day of any following valuation period as follows:

(1) The total value of the fund by its net asset value at end of the valuation period; minus

(2) The liabilities of the fund at the end of the valuation period (these lia-bilities include daily charges imposed on the fund, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the fund); and

(3) The result of steps (1) and (2) is divided by the number of fund units outstanding at the beginning of the valuation period.

The daily charges imposed on the fund for any valuation period are equal to the daily mortality and expense risk charge and the daily management fee mul-tiplied by the number of calendar days in the valuation period.

Valuation of annuity units. The value of an annuity unit for the period ending March 1, 1967 was established at $1. We determine the value of the annuity unit for any following valuation period by multiplying (a) the annuity unit value from the previous valuation period by (b) the net investment factor for the valuation period containing the 14th day prior to the last day of the cur-rent valuation period by (c) a factor to neutralize the assumed investment rate (AIR) built into the annuity table contained in the contract which is not applicable as actual net investment income is credited instead.

The value of an annuity unit on any date on which the NYSE is closed is its value on the next day on which the NYSE is open. We use the net investment factor for the 14th day prior to the current valuation date in calculating the value of an annuity unit in order to calculate amounts of annuity payments and to mail checks in advance of their due dates. We normally issue and mail such checks at least three days before the due date.

Transfer from the fund on or before the annuity commencement date
The contractowner may transfer all or any part of the contract value from the fund to the fixed side of the contract.

The contractowner may also transfer all or any part of the contract value from the fixed side of the contract to the fund subject to the following restric-tions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12-month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers after the annuity commencement date
The contractowner may transfer all or a portion of his or her investment in the fund to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these trans-fers. However, we reserve the right to impose a charge. No transfers are al-lowed from the fixed side of the contract to the fund.

Death benefit before the annuity commencement date
Qualified contracts. If an annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit equal to the contract value, or, if greater and you have elected it and the annuitant dies before age 65, the minimum death benefit.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1) proof, satisfactory to us, of the death of the annuitant; (2) written au-thorization for payment; and (3) our receipt of all required claim forms, fully completed.

The minimum death benefit is equal to the greater of contract value or the sum of all purchase payments made on behalf of the participant (minus any with-drawals, partial annuitizations, premium taxes incurred, and rider premiums).

If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Fed-eral tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If an election has not been made by the end of the 60-day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the Investment Company Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective in-terests (There are no restrictions on the beneficiary's use of the pro-ceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the participant's estate.

Nonqualified contracts. If the participant under a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the participant's contract value will be paid as follows:

1. Upon the death of a nonannuitant participant, the contract value shall be paid to any surviving joint or contingent owner(s). If no joint or contin-gent owner has been named, then the contract value shall be paid to the an-nuitant named in the contract; and

2. Upon the death of a participant, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of the contract re-garding death of annuitant will control. If the beneficiary is the surviv-ing spouse of the participant, the surviving spouse may elect to continue the contract in the name of that spouse as the new participant and the con-tract will continue as though no death benefit had been payable.

The tax code requires that any distribution be paid within five years of the death of the participant unless the beneficiary begins receiving, within one year of the participant's death, the distribution in the form of a life annu-ity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Joint/contingent ownership
If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, in-dependently of the other, may exercise any ownership rights in this contract. A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of a portion of the contract value upon the contractowner's written request, subject to the rules discussed below. Surren-der or withdrawal rights after the annuity commencement date depend upon the annuity option elected by the contractowner.

The contract value available upon surrender/withdrawal is the contract value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we re-ceive a valid written request at the home office. The payment may be postponed as permitted by the Investment Company Act.

The tax consequences of a surrender/withdrawal are discussed later in this Prospectus. See Federal tax matters.

Participants in the Texas Optional Retirement Program should refer to the Re-strictions under the Texas Optional Retirement Program, later in this Prospec-tus.

We may terminate the contract if the frequency of purchase payments or the contract value falls below the contractowner's state minimum standards.

For contracts issued in connection with qualified plans, including H.R.-10 plans and tax-deferred annuity plans, participants should consult the terms of the plan for limitations on early surrender or payment. See Federal tax mat-ters below, and in the SAI.

For other contracts, if the contractowner stops making purchase payments for a participant before the annuity commencement date, a participant has the fol-lowing options:

1. We may apply the participant's account value to provide annuity payments under the selected annuity option. See Annuity payouts -- Annuity options, be-low.

2. A participant may surrender all or any portion of the participant's account value by submitting a written request for surrender and the certificate to our home office. The participant will receive account value determined as of the day of the surrender.

3. The participant may continue to participate in the fund. When the annuity commencement date arrives, the participant can annuitize. See Annuity payouts -- Annuity options, below. Before then, the participant can surrender account value.

If the participant becomes an employee of another employer or a member of an association which has a similar variable annuity contract in force with us, the participant may transfer account value to the other contract.

A participant may also purchase an individual variable annuity contract we are issuing at that time after making any required payments.

Delay of payments
Contract proceeds from the fund will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contract owners.

Reinvestment privilege
The contractowner may elect to make a reinvestment purchase with any part of the proceeds of a surrender/ withdrawal of the contract without any deductions by the Company. This election must be made within 30 days of the date of the surrender/ withdrawal, and the repurchase must be of a contract covered by this Prospectus. The contractowner must represent to us that the proceeds be-ing used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation units on the next valuation date (see More information about the fund -- Valuing the fund's as-sets). This computation will occur following receipt of the proceeds and re-quest for reinvestment at our home office. The contractowner may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate trans-actions. A tax adviser should be consulted before a request for surrender/ withdrawal or subsequent reinvestment purchase is made.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the In-vestment Company Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Otherwise, we cannot modify the contract without contractowner approval until the contract has been in force for at least three years. We also cannot modify the contract as it applies to retired participants unless we get their written consent.

Commissions
The commissions paid to dealers are a maximum of 5.25% of each purchase pay-ment.

Ownership
The contractowner has all rights under the contract. According to Indiana law, the assets of the fund are held for the exclusive benefit of all contractowners, participants, and their designated beneficiaries; and the as-sets of the fund are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about the contracts should be directed to us at 1-800-454-6265.

Annuity payout options

When you applied for a contract, you could select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Sec-tion 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, pro-vide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity op-tions), each of which is payable on a variable basis, a fixed basis or a com-bination of both. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semi-annual or annual in-stallments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity payout options available.

Payouts for guaranteed period. This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years. However, under contracts issued in connection with Section 403(b) plans, this option is not available if the sum of the number of years over which monthly payouts would be made and the age of the annuitant on the first scheduled payment date is greater than 95.

Life income with payouts for guaranteed period. This option guarantees peri-odic payouts during a designated period of 10, 15 or 20 years, and then con-tinues throughout the lifetime of the annuitant. The participant selects the desig-nated period.

Unit refund life annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units equal to the excess, if any, of: (a) the total amount applied under this option, divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units repre-sented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office. (Not avail-able as a fixed payout.)

Payouts of designated amount. This option offers equal annual, semi-annual, quarterly or monthly payouts of a designated amount (not less than $50 per year per $1,000 of original proceeds left with us) until the proceeds are ex-hausted. The minimum amount withdrawable under this option is not necessarily the recommended amount. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a fixed payout.)

Annuity settlement. This option offers payouts in the form provided by any single payment immediate annuity contract issued by us on the date the pro-ceeds become payable. However, the amount of the first payment shall be 103% of the first payment which such proceeds would otherwise provide under such annuity contract on the basis of the Company's rates in effect on such date. In calculating the first payment under the single payment immediate annuity contract selected under this option, we assume that a deduction for sales and administrative expenses has been made from the amount applied.

Life annuity. This option offers periodic payouts during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint and last survivor annuity. This option offers periodic payouts during the joint lifetime of the annuitant and a designated second person. The payouts continue during the lifetime of the survivor.

Joint and two-thirds to survivor annuity. This option provides periodic payouts during the joint lifetime of the annuitant and a designated second person. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

If any payee dies after an annuity payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the elec-tion option): the present value of unpaid payments under the payouts for guar-anteed period or life income with guarantee period; the amount payable at the death of the payee under the unit refund; or the proceeds remaining with Lin-coln Life under the payouts of designated amount or interest income. If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).

Present values will be based on the Assumed Investment Rate [See Assumed in-vestment rate (AIR)] used in determining annuity payments. The mortality and expense risk charge and the charge for administrative services will be as-sessed on all annuity options, including those that do not have a life contin-gency and thus no mortality risks.



General information
None of the options listed above currently provides withdrawal features, per-mitting the contractowner to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the re-quirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

The annuity commencement date is usually on or before the annuitant's 85th birthday. The annuity commencement date may be changed upon written notice to our home office. We must be given at least 30 days notice before the date on which payouts are to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless another option is selected, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, vari-able or combination fixed and variable basis, in proportion to the account al-locations at the time of annuitization) except when a joint life payout is re-quired by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or sur-viving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Assumed investment rate (AIR)
The contractowner may elect an AIR of 3.5%, 4.5%, 5% or 6%, as state law or regulations permit. These AIRs are used to determine the required level of em-ployer contributions in connection with certain pension plans. They do not re-flect how the value of the fund's investments has grown or will grow.

The contractowner's choice of AIR affects the pattern of annuity payments. A higher AIR will produce a higher initial payment but a more slowly rising se-ries of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower AIR.

The following table shows the annuity unit values at each year end for the different AIRs:

Annuity Unit Values
Assumed Investment Rate
December 31                                            3.5%    4.5%  5%    6%
1991..................................................  2.565  2.031 1.809 1.436
1992..................................................  2.705  2.120 1.476 1.476
1993..................................................  2.870  2.227 1.964 1.529
1994..................................................  2.805  2.156 1.892 1.459
1995..................................................  3.718  2.830 2.472 1.888
1996..................................................  4.268  3.218 2.797 2.117
1997..................................................  5.482  4.094 3.541 2.654
1998..................................................  6.353  4.699 4.045 3.004
1999..................................................  7.167  5.250 4.500 3.309
2000..................................................  6.144  4.458 3.801 2.770

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We may use sex distinct tables in contracts that are not associated with em-ployer sponsored plans.

When calculating the first payment under a single payment immediate annuity contract, assume that a deduction for sales and administrative expenses (which currently amounts to 2% plus $115 for single payment variable annuity con-tracts) has been made from the amount applied under this provision.

Immediate annuity contracts. For immediate annuities, the number of annuity units purchased is specified in the contract. We determine the number of annu-ity units by (a) multiplying the net single payment (after deductions) by the applicable annuity factor from the annuity table that we are then using for immediate variable annuity contracts, and then (b) dividing by the value of the annuity unit based on the net investment factor calculated on the valua-tion date of the day or the day after the contract was issued. This number of annuity units does not change during the annuity period, and we determine the dollar amount of the annuity payment by multiplying the number of annuity units by the then value of an annuity unit.

More information about the fund

Valuing the fund's assets. In determining the value of the assets of the fund, each security traded on a national securities exchange is valued at the last reported sale price on the valuation date. If there has been no sale that day, then the value of the security is taken to be the average of the reported bid and asked prices at the time which the value is being determined.

Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the average of the quoted bid and asked prices on the valuation date. Securities, including restricted securities or other as-sets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

Modification of charges and deductions. With respect to the regular group variable annuity contracts, for existing holders of periodic payment con-tracts, we will not change the promised annuity rate, expense rate, or the de-ductions from what they were at the time of the participant's entry into the plan. This applies for any year's payment that is no more than twice the orig-inal year's payment. For any amount of a year's payment above twice the origi-nal year's payment, we may charge higher rates.

With respect to the group variable annuity deposit administration contract, for existing holders of periodic payment contracts, we will not change the promised annuity rate, expense rate, and the deductions from what they were at the time of issue. This applies for all payments made during the first 14 con-tract years following the first contract year, so long as that year's payment is no more than twice the original year's payment. For any amount of a year's payment above twice the original year's payment, we may charge higher rates.

Restrictions
The investments of the fund are subject to the provisions of the Indiana In-surance Law concerning earnings records, preferred stock overage, self-deal-ing, real estate holdings and concentration.

Loans will not be made, but the purchase of a portion of an issue of bonds, debentures or other securities publicly distributed or privately placed with financial institutions shall not be considered the making of a loan.

The fund will not:

 1. Invest more than 5% of the value of the fund's assets in securities of any one issuer, except obligations of the United States Government and instru-mentalities thereof.

 2. Acquire more than 10% of the voting securities of any one issuer.

 3. Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the assets.

 4. Underwrite securities of other issuers.

 5. Purchase or sell real estate as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the fund in real properties.

 6. Purchase commodities or commodity contracts.

 7. Make short sales of securities.

 8. Make purchases on margin, except for such short-term credits as are neces-sary for the clearance of transactions.

 9. Invest in the securities of a company for the purpose of exercising man-agement or control.

10. Place emphasis upon obtaining short-term trading profits, but it may en-gage in short-term transactions in the event that a change in economic conditions or a rapid appreciation or depreciation of stock prices occurs. (See the fund's portfolio turnover rates set forth in condensed financial information for the fund.) The securities markets in general have experi-enced volatility due to rapidly shifting economic trends. This volatility can affect turnover.

11. Plan to make investments in securities of other investment companies. How-ever, the right is reserved to make such investments up to a maximum of 10% of the value of the assets of the fund, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

Sales and administrative charges and agreements
The administrative and sales services are provided under a Sales and Adminis-trative Services Agreement executed by the Company and the fund. For sales and administrative expenses, the fund paid $5,746 in 2000, $6,920 in 1999, and $10,852 in 1998.

With respect to the regular group variable annuity contracts, for existing holders of periodic payment contracts, we may only increase the combined sales and administrative expense charge up to 5.25% for any year's payment that is no more than twice the original year's payment. For any amount of the year's payment above twice the original year's payment, we may charge a higher rate.

With respect to the group variable annuity deposit administration contract, for existing holders of periodic payment contracts, we may only increase the combined sales and administrative expense charge up to 5.25% for any year's payment made in the first 14 contract years following the first contract year, so long as that year's payment is no more than twice the original year's pay-ment. For any amount of the year's payment above twice the original year's payment, we may charge a higher rate.

The variable annuity contracts allow us to grant an "experience rating cred-it." Essentially, the experience rating credit allows (but does not require) us to return any sales and administrative charges that were in excess of the actual costs. During 2000, we did not pay any experience rating credits. The granting of experience rating credits in any year in no way obligates us to grant such credits in ensuing years.

Custodian
Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245 ("Chase") is Custodian for the fund pursuant to a Custodian Agreement effec-tive October 1, 1998.

It is anticipated that by the end of 3rd quarter 2001, the Custodian for the fund will be changed to Mellon Bank, 1735 Market Street, Suite 1735, Philadel-phia, Pennsylvania 19103. This change is not expected to result in any mate-rial variation in the custodial services currently provided to the fund.

Lincoln Life performs the dividend and transfer functions for the fund.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, contractowners and/or participants should always consult a tax advisor about the application of tax rules to their individual situation.

Taxation of nonqualified annuities

This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annui-ties. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in the contract value until contractowner or participant receives a contract distribution. However, for this general rule to apply, certain requirements must be satis-fied:

 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 . The investments of the fund must be "adequately diversified" in accordance with IRS regulations.

 . The right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the contributions for the contract. Ex-amples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the fund must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the fund must be "adequately diversified." IRS regulations define standards for determining whether the investments of the fund are ade-quately diversified. If the fund fails to comply with these diversification standards, participant could be required to pay tax currently on the excess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the fund will be considered "adequately diversified."

Restrictions
Federal income tax law limits contractowner's and participant's rights to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, contractowner and/or participant would be treated as the owner of the assets of the fund and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing con-tracts. We reserve the right to modify the contract without contractowner's or participant's consent to try to prevent the tax law from considering them as the owner of the assets of the fund.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's contributions and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possi-ble that the tax law will not treat the contract as an annuity for Federal in-come tax purposes. In that event, contractowner and/or participant would be currently taxable on the excess of the contract value over the contributions of the contract.

Tax Treatment of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in the contract value un-til there is a distribution from the contract.

Taxation of withdrawals and surrenders
Contractowner and/or participant will pay tax on withdrawals to the extent their contract value exceeds contributions in the contract. This income (and all other income from the contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. Contractowner and/or participant will pay tax on a surrender to the extent the amount re-ceived exceeds contributions. In certain circumstances contributions are re-duced by amounts received from the contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of contributions in the contract. We will notify you annually of the taxable amount of your an-nuity payout. Once you have recovered the total amount of the contribution in the contract, contractowner and/or participant will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the contributions in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from the contract because of the death of a contractowner or a participant. The tax treatment of these amounts depends on whether participant or the annuitant dies before or after the annuity commence-ment date.

 . Death prior to the annuity commencement date --

  . If the beneficiary receives death benefits under an annuity payout op-tion, they are taxed in the same manner as annuity payouts.

  . If the beneficiary does not receive death benefits under an annuity pay-out option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the contributions not yet distributed from the contract. All annuity payouts in excess of the contributions not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of contributions not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from the contract which contractowner and/or participant must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These excep-tions include withdrawals, surrenders, or annuity payouts that:

 . participant receives on or after they reach age 59 1/2,

 . participant receives because they became disabled (as defined in the tax law),

 . a beneficiary receives on or after participant's death, or

 . participant receives as a series of substantially equal periodic payments for their life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, we must combine some or all of the nonqualified annu-ity contracts participant owns in order to determine the amount of an annuity payout, a surrender, or a withdrawal that participant must include in income. For example, if contractowner and/or participant purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) dur-ing any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that participant must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to as-sign or pledge) any portion of participant's contract value, as a withdrawal of such amount or portion.

Gifting a contract
If contractowner and participant transfer ownership of the contract to a person other than participant's spouse (or to participant's former spouse incident to divorce), and receive a payment less than the contract's value, participant will pay tax on their contract value to the extent it exceeds contractowner's and participant's contributions not previously received. The new owner's con-tributions in the contract would then be increased to reflect the amount in-cluded in contractowner's and/or participant's income.

Charges for a contract's death benefit
The contract may have a minimum death benefit rider, for which contractowner and/or participant pay an annual charge, computed daily. It is possible that the tax law may treat all or a portion of the minimum death benefit rider charge as a contract withdrawal.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should con-sult a tax adviser.

Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan partici-pant's specific circumstances, e.g., the participant's compensation.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the par-ticipant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum dis-tribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of quali-fied plans. Persons planning to use the contract in connection with a quali-fied plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax Treatment of Payments
Federal income tax rules generally include distributions from a qualified con-tract in the participant's income as ordinary income. These taxable distribu-tions will include contributions that were deductible or excludible from in-come. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for con-tributions. There are exceptions. For example, participant does not include amounts received from a Roth IRA in income if certain conditions are satis-fied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 . received on or after the participant reaches age 59 1/2,

 . received on or after the participant's death or because of the participant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the par-ticipant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, par-ticipant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified adviser should always be con-sulted before contractowner or participant move or attempt to move funds be-tween any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless participant elects to have the amount directly transferred to certain quali-fied plans or contracts. Before we send a rollover distribution, we will pro-vide the participant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the fund. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the fund. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the fund, we may impose a charge against the fund to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

Contractowners cast votes on behalf of participants. The voting will be done according to the instructions of the participants who have interests in the fund. The number of votes the contractowners have the right to cast will be determined as follows: for participants in the accumulation period, the number of votes equals the number of accumulation units; for annuitants receiving an-nuity payments, the number of votes equals (a) the amount of assets in the fund established to meet the annuity obligations related to such annuitants divided by (b) the value of an accumulation unit. Fractional shares will be recognized in determining the number of votes.

During the annuity period, every participant has the right to give instruc-tions regarding all votes attributable to the assets established in the fund to meet the annuity obligations related to that participant. If a contractowner receives no instructions from the relevant participant, or if there is no participant entitled to give voting instructions, the contractowner may cast the votes in his or her sole discretion.

Whenever a meeting of the fund is called, each contractowner and each partici-pant having a voting interest in the fund will receive proxy voting material, reports, and other materials.

Distribution of the contracts

We are the distributor and principal underwriter of the contracts. The con-tracts were sold by properly licensed registered representatives of indepen-dent broker-dealers which in turn have selling agreements with us and have been licensed by state insurance departments to represent us. We are regis-tered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and are a member of the National Association of Securities Dealers
(NASD).

State regulation

As a life insurance company organized and operating under Indiana law, the Company is subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by the Indiana Department of Insurance at least once every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in all institutions as defined in Texas law, (2) retirement, or (3) death. Accordingly, a participant in the ORP will be required to obtain a cer-tificate of termination from his or her employer before he or she can redeem his or her account.

Records and reports

As presently required by the Investment Company Act and applicable regula-tions, we are responsible for maintaining all records and accounts relating to the fund. We have entered into an agreement with the Delaware Management Com-pany, 2005 Market Street, Philadelphia, PA, 19203, to provide accounting serv-ices to the fund. We will mail to each contractowner, at his or her last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the Investment Com-pany Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhib-its. Please refer to the Registration Statement for further information about the fund, Lincoln Life, and the contracts offered. Statements in this Prospec-tus about the content of the contracts and other legal instruments are summa-ries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are rou-tine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has also reached an agreement in principle to resolve its poten-tial liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described abve will not have a material adverse effect on the fi-nancial position of Lincoln Life.

                           TABLE OF CONTENTS FOR SAI

Item                                                                        Page
----                                                                        ----
General Information and History............................................ B-2
Special Terms.............................................................. B-2
Investment Objectives and Policies of the Fund............................. B-2
Management................................................................. B-2
Investment Advisory and Related Services................................... B-3
Brokerage Allocation....................................................... B-3
Purchase and Pricing of Securities Being Offered........................... B-4
Calculation of Investment Results.......................................... B-5
Distribution of Variable Annuity Contracts................................. B-6
Other Services............................................................. B-6
Underwriters............................................................... B-6
Determination of Net Asset Value........................................... B-6
Financial Statements....................................................... B-6

 ...............................................................................

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Fund A (Group):

                                (Please Print)

Name: ________________________________ Social Security No.: __________________
Address: ______________________________________________________________________
City _________________________________ State ____________
                                                           Zip _______________

Mail to Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

                LINCOLN NATIONAL VARIABLE ANNUITY FUND A (Group)
                                  (Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                  (Depositor)

 This Statement of Additional Information should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Fund A (Group) dated May 1, 2001. You may obtain a copy of the Fund A (Group) Prospectus on request and without charge. Please write Annuities Customer Service, The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-454-6265.

                                   ---------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

                               TABLE OF CONTENTS

Item                                                                                                 Page
General Information and History....................................................................  B-2
Special Terms......................................................................................  B-2
Investment Objectives and Policies of the Fund.....................................................  B-2
Management.........................................................................................  B-2
Investment Advisory and Related Services...........................................................  B-3
Brokerage Allocation...............................................................................  B-3
Purchase and Pricing of Securities Being Offered...................................................  B-4
Calculation of Investment
 Results.......................                                                                      B-5
Distribution of Variable Annuity Contracts.........................................................  B-6
Other Services.....................................................................................  B-6
Underwriters.......................................................................................  B-6
Determination of Net Asset Value...................................................................  B-6
Financial Statements...............................................................................  B-6


      The date of this Statement of Additional Information is May 1, 2001

Form 10547 (SAI) 4/01

SAI-AG

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

                LINCOLN NATIONAL VARIABLE ANNUITY FUND A (GROUP)

                       GENERAL INFORMATION AND HISTORY OF
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

 The Lincoln National Life Insurance Company (the Company) is an Indiana insur-ance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities, and is also a professional reinsurer. The Company is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana that engages in insurance and financial services.

                                 SPECIAL TERMS

 The Special terms used in this SAI are the ones defined in the Prospectus.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

 This information is discussed in the Prospectus.

                                   MANAGEMENT

Managers and Officers of the Fund

 The Fund is managed by a Board of Managers, whose Members are elected annually by the Contractowners. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers.

                               Position                            Present Position and Principal
Name and Address             With the Fund    Age                Occupation During Last Five Years
John B. Borsch, Jr.       Member              67  Retired (formerly Director of -- Investments,
1776 Sherwood Road                                Northwestern University, Evanston, Illinois)
Des Plaines, IL 60016
*Kelly D. Clevenger       Chairman and        48  Vice President, Lincoln National Life Insurance Company
1300 S. Clinton Street    Member
Fort Wayne, IN 46802
*Barbara S. Kowalczyk     Member              49  Senior Vice President, Lincoln National Corporation (formerly
Centre Square, West
 Tower                                            Senior Vice President, Lincoln Investment Management, Inc.)
1500 Market Street
Suite 3900
Philadelphia, PA 19102-
 2112
Nancy L. Frisby, MBA,
 CPA                      Member              59  Vice President/Chief Financial Officer, Dosoto Memorial Hospital
127 Sinclair Street,
 S.W.
Port Charlotte, FL 33952
Kenneth G. Stella         Member              57  President, Indiana Hospital and Health Association,
One American Square                               Indianapolis, Indiana
Indianapolis, IN 46282
*Cynthia A. Rose          Secretary to the    46  Secretary/AVP, Lincoln National Life Insurance Company
1300 S. Clinton St.       Board of Managers
Fort Wayne, IN 46802
Frederick J. Crawford     Treasurer           37  Vice President and Treasuer, Lincoln National Corp.; President
Centre Square, West
 Tower                                            and Market Manager Greater Cincinnati Region of Bank One,
1500 Market Street                                N.A.; and First Vice President and Senior Banker, Division of
Suite 3900                                        First Chicago NBD.
Philadelphia, PA 19102-
 2112
Eric C. Jones             Assistant Vice      40    Assistant Vice President, Finance, Director of Separate Account
1300 S. Clinton Street    President and Chief       Financial Operations, Lincoln National Life Insurance Co.
Fort Wayne, IN 46802      Accounting Officer
Steven M. Kluever         2nd Vice President  38    2nd Vice President, Funds Management, Lincoln National Life
1300 S. Clinton Street                              Insurance Co.
Fort Wayne, IN 46802

*An "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.
                                      B-2
SAI-AG

Remuneration of Certain Affiliated Persons

 No person receives any remuneration from the Fund. The Company pays all ex-penses relative to the operation of the Fund, for which it deducts certain amounts (see the Prospectus).

Code of Ethics

 The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of a Code of Ethics that has been adopted by the Fund's Board of Managers. Access Per-sons are required to follow the guidelines established by the Fund's Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, Sub-Adviser and principal underwriter, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of the Fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. The Fund's Board of Managers is required to review and approve the Codes of Ethics for its Advis-er, Sub-Adviser and principal underwriter.
 The Code of Ethics for the Fund, Adviser, Sub-Adviser and principal under-writer can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. The hours of operation of the Public Reference Room are available by calling 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies are also available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Control of the Fund

 No person is the record or beneficial owner of 5% or more of the Fund. In ad-dition, Members of the Board of Managers and officers of the Fund as a group own less than 1% of the Registrant.

                   INVESTMENT ADVISORY AND RELATED SERVICES

 This information is disclosed in the Prospectus.

                             BROKERAGE ALLOCATION

 The Company places orders for the purchase and sale of securities for the Fund's portfolio. It is the Fund's policy to have orders placed with brokers or dealers who will give the best execution of such orders at prices and under conditions most favorable to the Fund. The Company will customarily deal with principal market makers in purchasing over-the-counter securities. In the al-location of brokerage business, preference may be given to those brokers and dealers who provide statistical, research, or other services -- so long as there is no sacrifice in getting the best price and execution.
 Consistent with the policy of seeking best price and execution for the trans-action size and the risk involved, in selecting brokers or dealers or negoti-ating the commissions to be paid, the Company considers each firm's financial responsibility and reputation, range and quality of the service made available to the Fund and the broker's or dealer's professional services, including exe-cution, clearance procedures, wire service quotations and ability to provide performance, statistical and other research information for consideration, analysis and evaluation by the Company. In accordance with this policy, the Company does not execute brokerage transactions solely on the basis of the lowest commission rates available for a particular transaction.
 Securities of the same issuer may be purchased, held or sold at the same time by the Fund or other accounts or companies for which the adviser provides in-vestment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as the other clients of the adviser, the adviser, to the ex-tent permitted by applicable laws and regulations, may aggregate such securi-ties to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage com-missions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fi-duciary obligations to all such clients, including the Fund. In some instanc-es, the procedures may impact the price and size of the position obtainable for the Fund.
 The adviser may from time to time direct trades to brokers which have pro-vided specific brokerage or research services for the benefit of the adviser's clients; in addition the adviser may allocate trades among brokers that gener-ally provide superior brokerage and research services. During 2000, the ad-viser directed transactions totaling approximately $59 million to these bro-kers and paid commissions of approximately $80,759 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee payable to the adviser by an amount that might be attribut-able to the value of such services.
 The Fund paid brokerage fees of $190,935 in 2000, $56,000 in 1999, and $89,107 in 1998.
                                      B-3
SAI-AG

                PURCHASE AND PRICING OF SECURITIES BEING OFFERED

Offering to Public; Sales Load

 This information is disclosed in the Prospectus.

General Formulas for Determining Value of the Accumulation Unit

 The following formulas set out in general terms the computation of the Accumu-lation Unit value at the close of trading on any day upon which the New York Stock Exchange is open.

                 Investment Income + Capital Gains - Capital Losses - Taxes
                 -------------------------------------------
Gross Investment Rate =
                   Value of Fund at Beginning of Valuation
                                   Period

Net Investment Rate = Gross Investment Rate - .0000363 (for a one day Valuation Period)

Net Investment Factor = Net Investment Rate + 1.00000000

                   Accumulation Unit
                   Value
Accumulation Unit Value =             X Net Investment Factor

                   on Preceding
                   Valuation Date
Calculation of Accumulation Unit Value Using Hypothetical Example

 The above computations may be illustrated by the following hypothetical exam-ple. Assume that the value of the assets of the Fund at the beginning of a one day valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment in-come was $4,000, the net unrealized capital gains were $6,000 and the net real-ized capital losses were $3,000. Assuming these figures are net after provision for applicable taxes, the value of the assets of the Fund at the end of the valuation period, before adding payments received during the period, would thus be $5,007,000 ($5,000,000 plus $4,000 plus $6,000 minus $3,000).
 The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which pro-
duces .14% (.0014). The net investment rate for the valuation period is deter-mined by deducting .00363% (.0000363) from the gross investment rate, which re-sults in a net investment rate of .13637% (.0013637). The net investment factor for the valuation period would be determined as the net investment rate plus 1.0, or 1.0013637.
 The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.0013637), which produces $1.1365478.

General Formulas for Determining Dollar Amount of Annuity Payments

                       Dollar Amount of First
                          Monthly Payment
Number of Annuity Units =
                   ------------------------------
                   Annuity Unit Value on Date of
                           First Payment

               Value of Annuity Unit
                                 Factor to Net Investment Factor for
Annuity Unit Value = on Preceding Valuation X Neutralize X 14th Day Preceding Current
               Date              AIR       Valuation Date

Dollar Amount of                     Annuity Unit Value
Second and Subsequent = Number of Annuity Units X for Period in Which
Annuity Payment                      Payment is Due

Calculation of Annuity Payments Using Hypothetical Example

 The determination of the Annuity Unit value and the annuity payment may be il-lustrated by the following hypothetical example. Assume a Participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the 14th day preceding the last day of the valuation period in which annuity payments commence was $1.15 producing a total value of his individual account of $34,500. Assume also that the Participant elects an option for which the table in the variable annuity contract indicates the first monthly payment is $6.57 per $1,000 of value ap-plied; the Participant's first monthly payment would thus be 34.5 multiplied by $6.57 or $226.67.
 Assume that the Annuity Unit value for the valuation period in which the first payment was due was $1.10. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be
206.064. The value of this same number of Annuity Units will be paid in each subsequent month.
                                      B-4
SAI-AG

 Assume further that the net investment factor for the Fund for the 14th day preceding the last day of the valuation period in which the next annuity pay-ment is due is 1.0019. Multiplying this factor by .99990575 (for a one day val-uation period) to neutralize the Assumed investment rate (AIR) of 3.5% per year built into the number of Annuity Units determined as per above, produces a re-sult of 1.00180557. This is then multiplied by the Annuity Unit value for the valuation period preceding the period in which the next annuity payment is due (assume $1.105) to produce an Annuity Unit value for the current valuation pe-riod of $1.10699515.
 The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 206.064 times $1.10699515, which produces a current monthly payment of $228.11.

                       CALCULATION OF INVESTMENT RESULTS

Standard investment results:

 Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the Fund. This information represents past performance and does not indicate or represent future performance.

 Average annual return for each period is determined by finding the average an-nual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                 P(1+T)n = ERV

 Where:
     P = a hypothetical initial purchase payment of $1,000
     T = average annual total return for the period in question
     N = number of years

     ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

     The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges are deducted from premium payments and (3) there will be a complete re-demption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

 In accordance with SEC guidelines, we will report standard performance back to the inception of the Fund.

 Standard performance for the period ending December 31, 2000:

                                                                                             10-
             1-year                        5-year                                            year
             -------                       ------                                           ------
             -14.14%                       13.69%                                           14.25%

Non-standard investment results:

 The Fund may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annui-ties in sales materials including advertisements, brochures and reports. It may or may not reflect the charge for the minimum death benefit that was in effect during the time periods shown. This performance is referred to as non-standard-ized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into the Fund 10 years ago. This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the Fund. This information repre-sents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original invest-ment. Cumulative quotations are arrived at by calculating the change in Accumu-lation Unit Value between the first and last day of the base period being mea-sured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the en-tire base period, would produce the cumulative return.
                                      B-5
SAI-AG

 Non-standard annualized performance for the period ending December 31, 2000 (without reflecting the sales load or the minimum death benefit charge)

                                     3-                   10-
               YTD      1-year      year      5-year      year      Since Inception
             -------    -------     -----     ------     ------     ---------------
             -11.28%    -11.28%     7.50%     14.44%     14.63%         13.78%

                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

 The contracts are no longer being offered. Variable annuity contracts were sold by registered representatives of the Company who have been licensed by the state insurance departments, by certain employees of the Company and through selected dealers who are members of the National Association of Secu-rities Dealers, Inc. (NASD). The Company is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. For contracts of the Fund sold through other broker-dealers, the Company paid the broker-dealer an amount equivalent to the amount deducted for sales expenses. The amount paid to the broker-dealer may have been greater during the first year of a variable annuity contract than the amount deducted for sales expenses. The Company paid any excess over the amount deducted for sales expenses.

                                OTHER SERVICES

Custodian

 This information is disclosed in the Prospectus.

Independent Auditors

 The financial statements of the Fund and the statutory-basis financial state-ments of Lincoln Life, appearing in this SAI and Registration Statement, and the accumulation unit values included in the Condensed Financial Information for the Fund appearing in the Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing else-where in this document and in the Registration Statement. The financial state-ments audited by Ernst & Young LLP have been included in this document in re-liance on their reports given on their authority as experts in accounting and auditing.

Keeper of Records

 All accounts, books, records and other documents which are required to be maintained for the Fund are maintained by the Company or by third parties re-sponsible to the Company. The Company has entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Fund. No separate charge against the assets of the Fund is made by the Company for this service.

                                 UNDERWRITERS

 The Company is the principal underwriter for the variable annuity contracts. The Contracts are no longer being offered. The Company retains no underwriting commissions from the sale of the variable annuity contracts.

                       DETERMINATION OF NET ASSET VALUE

 A description of the days on which the Fund's net asset value per share will be determined is given in the Prospectus. The New York Stock Exchange is gen-erally closed on New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

                             FINANCIAL STATEMENTS

 Financial statements for the Fund and the statutory-basis financial state-ments of Lincoln Life appear on the following pages.
                                      B-6
SAI-AG